Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           April 18, 2002

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina		29401
(Address of principal executive offices)		(Zip Code)

(843) 529-5933
Registrant's telephone number (including area code)

Item 5.  Other Events

On April 18, 2002 First Financial Holdings, Inc. announced the results for the second quarter ended March 31, 2002.

For more information regarding this matter, see the press release attached hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit (1).  Press release dated April 18, 2002 and consolidated financial highlights.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ Susan E. Baham
Susan E. Baham
Senior Vice President,
Chief Financial Officer and
Principal Accounting Officer

Date: April 18, 2002

Exhibit 1

Press release dated April 18, 2002 and consolidated financial highlights.